UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2015

FIRST CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-25023	35-2056949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Federal Drive N.W., Corydon, Indiana 47112

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (812) 738-2198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 30, 2015, First Capital, Inc. (the “Company”), issued a press release announcing certain financial results for the quarter ended September 30, 2015.  The press release is furnished with this report as Exhibit 99.1.

Item 8.01 Other Events

On October 30, 2015, the Company issued a press release disclosing certain information relevant to the previously-announced pending merger of Peoples Bancorp, Inc. of Bullitt County with and into the Company.  A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release of First Capital, Inc. dated October 30, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2015

FIRST CAPITAL, INC.

	By:	/s/ M. Chris Frederick
M. Chris Frederick
Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of First Capital, Inc. dated October 30, 2015